UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA 95051
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (800) 227-9770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL(S)	NAME OF EACH EXCHANGE ON WHICH REGISTERED
COMMON STOCK, $0.01 PAR VALUE	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On May 27, 2026, Agilent Technologies, Inc. (the “Company”) issued its press release announcing financial results for the second fiscal quarter ended April 30, 2026.  A copy of this press release is attached as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The Company provides non-GAAP financial information in order to provide meaningful supplemental information regarding its operational performance and to enhance its investors’ overall understanding of its core current financial performance and its prospects for the future.  The Company believes that its investors benefit from seeing its results “through the eyes” of management in addition to the GAAP presentation.  Management measures segment and enterprise performance using measures such as those that are disclosed in the press release attached as Exhibit 99.1.  This information facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results.  Non-GAAP financial information allows for greater transparency to supplemental information used by management in its financial and operations decision making.  Historically, the Company has reported similar non-GAAP financial information to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting.

This non-GAAP financial information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  It excludes items, such as restructuring and amortization, that may have a material effect on the Company’s expenses and earnings per share calculated in accordance with GAAP.  Management monitors these items to ensure that expenses are in line with expectations and that the Company's GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the Company.  The non-GAAP financial information the Company provides may be different from the non-GAAP financial information provided by other companies.

Additional explanation of non-GAAP financial information is provided in Exhibit 99.1.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed, on March 5, 2026, Rodney Gonsalves, informed the Company that he would retire from his position as the Company’s Vice President, Corporate Controller and Principal Accounting Officer, the exact date to be determined at a later time.

On May 20, 2026, the Company appointed Tim Downs as the new Vice President, Chief Accounting Officer of the Company and as principal accounting officer of the Company, effective as of the first business day following the Company’s filing of the quarterly report on Form 10-Q for the quarter ended April 30, 2026 (the “Start Date”). Following the Start Date, Mr. Gonsalves will remain employed as Vice President, Finance in order to provide transitional assistance through January 2027, the exact date to be determined at a later time.

(c) As disclosed above, on May 20, 2026, the Company appointed Tim Downs as the Company’s Vice President, Chief Accounting Officer of the Company and as principal accounting officer of the Company effective as of the Start Date.

Mr. Downs, age 45, previously served as Vice President, Finance – Technical and SEC Reporting of Baker Hughes Company (“Baker Hughes”), a global energy technology company, from April 2024 to May 2026. Since joining Baker Hughes in 2019, Mr. Downs held finance and accounting leadership roles of increasing responsibility, including Executive – Technical Controls from May 2023 to April 2024 and Executive – Technical Accounting from 2019 to May 2023. Prior to joining Baker Hughes, Mr. Downs held finance and controllership roles at General Electric Company and Deloitte. Mr. Downs holds a bachelor’s degree in accounting from Bob Jones University.

There are no arrangements or understandings between Mr. Downs and any other persons pursuant to which Mr. Downs was appointed Vice President, Chief Accounting Officer and as the principal accounting officer of the Company. Mr. Downs does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Downs has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

(e) In connection with Mr. Downs’ employment, the Compensation Committee of the Board of Directors of the Company (the "Committee") approved the following compensation package: (i) effective as of May 18, 2026 (a) a base salary of $400,000, and (b) eligibility to participate in the Company’s short-term annual incentive (bonus) program equal to 60% of his base salary.

In addition, the Committee approved (i) a one-time cash bonus of $175,000, subject to repayment if Mr. Downs terminates his employment for any reason within twelve months, and (ii) a one-time sign-on grant of restricted stock units (“RSUs”) of the Company's common stock in the target amount of $1,000,000.

The RSUs will be granted under the Agilent Technologies, Inc. 2018 Stock Plan, will vest over a period of four years and will have such other standard terms and conditions as evidenced by the form of equity award agreement filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-K filed with the SEC on December 22, 2025. Mr. Downs will also enter into a change of control agreement with the Company in the form which is filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed with the SEC on December 22, 2014 and an indemnification agreement with the Company in the from which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2008, and each of which is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release announcing financial results for the second fiscal quarter ended April 30, 2026
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Michael Buckner
	Name:	Michael Buckner
	Title:	Senior Vice President, Chief Legal Officer and Secretary

Date: May 27, 2026

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